Exhibit 10.59  Lease Agreement


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LEASE AGREEMENT

THE CHARLESTON AT BOCA hereinafter referred to as "Landlord." The Apartment at 20500 Meeting Street, apartment number _____ will be occupied by the following Resident(s) and Children, hereinafter referred to as "Resident," with the following people as occupants:

Resident(s):    Paul Taylor             Children:    Zachary Taylor
             ------------------------             ---------------------------

                Susan Taylor                         N/A
             ------------------------             ---------------------------

                N/A                                  N/A
             ------------------------             ---------------------------

                N/A                                  N/A
             ------------------------             ---------------------------

Guarantor:      N/A
             ------------------------
             (As Guarantor only.  No right of possession or occupancy)

Lease Beginning: August 8, 2002            Ending: August 31, 2003
                 --------------------              --------------------------

RENT SUMMARY:                                 Total Monthly Rent: $1745.00

     This sum is comprised of the following:
     Base Rent:   $1,745.00        Other Rent: $ N/A
                                               -----
     Garage Rent: $ N/A            Garage #      N/A

DEPOSITS:

     Security Deposit: $900.00     Garage Deposit: $ N/A
     Pet Deposit:      $ N/A       (The pet security deposit shall be
                                   considered part of the premises deposit)

Location of Security Deposit:
Nations Bank  9080 Kimberly Blvd  Boca Raton   FL     33434
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(Bank Name)    (Street Address)    (City)   (State, Zip Code)

ADDITIONAL FEES:

     Non-Refundable Redecorating Fee: $250.00  Non-Refundable Pet Fee: $ N/A
                                      -------                          -----


MOVE-IN DATE: Thc proposed move-in date shall be August 8, 2002. Rent shall be due from the move-in date until the end of the calendar month in the sum of $1351.00 and shall be paid in the form of a Cashiers Check or Money Order. Should the proposed move-in date begin after the 20th day of the month, rental amount shall also include the total rent due for the following calendar month. Resident's possession of the premises shall commence on the move-in date. The fact that Resident occupies the premises prior to the term of this Lease as defined in paragraph hereinabove shall in no way affect the term of this lease. Performance of all obligations, covenants and conditions shall by due from the Landlord and Resident as of the move-in date.

THIS RENTAL AGREEMENT is made and entered into the dab set forth hereinabove by and between the parties, stated above, with Residents listed jointly and severally if more than one;


Property Director Initials: JG             Resident Initials: ST   PT
                            --                                -------

                          TERMS OF LEASE AGREEMENT

1. DEMISE: In exchange for valuable consideration including. without limitation, the promise by Resident to pay landlord the rental payments set forth herein, and the performance by Resident of all other terms, conditions and covenants contained in this lease agreement, Landlord agrees to lease to Resident and Resident agrees to lease from landlord the Apartment at the address described above.

2. TERM: The term of this Lease shall be for the period set forth above. In the event that the subject demised premises is not available to Resident for occupancy on the commencement date of this Lease as aforesaid due to construction delays or the failure of a prior resident to timely vacate the premises, or for any other reason beyond the control of the Landlord, the Landlord shall not be liable to Resident for any damages arising from same, and the lease shall remain in full force and effect. In such event, however, the resident shall not he responsible for paying rent to landlord on a prorated basis for those days during the first calendar month occupancy that the subject demised premises was not available for occupancy by Resident. Upon the failure of Landlord to deliver possession to Resident within ten (10) days after written demand by Resident, Resident may declare this Agreement null and void and of no force or effect from its inception and Landlord shall refund to Resident security deposit and or other amounts paid Landlord by Resident in conjunction with this Lease Agreement only.

3. PREMISES: The Landlord, in consideration of the rent reserved herein to be paid by said Resident, and of the other covenants, agreements, and conditions hereinafter set forth to he kept, performed, and observed by said Resident, hereby lets and leases unto said Resident, the apartment to be occupied only by those adults whose signatures appear at the end of this agreement, the occupants stated above, and by no others. EACH ADULT RESIDENT MUST SIGN THIS LEASE AGREEMENT.

4. USE OF APARTMENT: Resident shall not use the Apartment for any purpose other than as a private dwelling. The Resident further agrees not to use nor permit the Apartment or (to the extent of Resident's control) any part of the Apartment Community to be used for any illegal, immoral or improper purposes, nor to permit any disturbance, noise or annoyance whatsoever detrimental to the comfort and peace of any of the inhabitant of the community or its Landlord.

5. RENT: The Resident agrees to pay to Landlord in advance at the commencement date of this Lease and thereafter on the first day of each and every consecutive calendar month thereafter, BY CASHIERS CHECK, CERTIFIED CHECK OR MONEY ORDER, the monthly amount set forth here in above. At the option of Landlord, Landlord may accept payment of rent conditionally by means of a personal check. It is agreed that at no time shall cash by accepted by Landlord for payment of rent and Resident assumes the risk that he will not be properly credited with rent payment even if an agent of landlord or a person appearing to be an agent of Landlord takes the cash. For purposes of this Lease Agreement it shall be irrefutably presumed that Resident has not paid rent unless Resident can produce a cancelled/cashed money order or cashier's check to prove rent has beets paid to Landlord. Resident also agrees to pay a late charge of $75.00 in addition to the total monthly rent for any monthly payment not paid on or before the 3rd day of the month in which the rental payment is due. Any late charge fee and insufficient funds charges at described herein shall be additional rent. All Residents under this lease agreement agree to make payment by one check or one money order or one cashier check, as the situation dictates pursuant to this lease agreement, and it is expressly understood and agreed upon that partial payments from Individuals under this lease agreement, which when taken together add up to the monthly rental owed, will not be accepted by Landlord. The obligation to pay rent shall be independent of any obligation of Landlord under hit Lease Agreement.

6. RENT PAYMENT BY OTHER MEANS: Personal checks will not be accepted after the 3rd day of the month. Conditional acceptance of a personal check at any time or series of times shall not create a waiver of Landlords right to receive rent by means of cashiers check, certified check, or money order, except for the times or series of time rent is accepted by a personal check which is not rejected for insufficient funds. Payment by personal check shall he conditional payment, and if rejected for insufficient funds, uncollected funds or stop payments. Landlord may require rent, which shall include all late charges plus an insufficient funds charge of $35.00, to be paid by cashiers check, certified check, or money order. In the event Resident is in default under any obligation, whether under the Lease Agreement or otherwise owed to Landlord, and Landlord is not under applicable law required to accept any rendered performance by Resident, the taking by Landlord of any payment shall not he a waiver of landlord's right to terminate the Lease Agreement and damages unless landlord states in writing that such right is expressly waived. Unless such written waiver is delivered to Resident, Landlord will pursue all remedies available to Landlord and will within a reasonable time transfer any funds to the Clerk of the County Court of the County where the apartment community is located.

7. RESIDENT MOVE-OUT PROCEDURES: When Resident moves out of the premises, an inspection of the condition of same shall be made after all of tile personal effects of Resident have been removed. Resident should accompany Landlord during said inspection to help resolve any problems that may arise. Failure of Resident to do so shall constitute a concurrence by Resident in Landlord's assessment of charges for damages or cleaning. After inspection by Landlord, appropriate charges will he assessed by Landlord for any missing items, damages or repairs to the premises, or its contents (normal wear and tear excepted); insufficient light bulbs, scratches, burns, or holes in the walls, doors, floors, window coverings, carpets and/or furniture; and for cleaning the premises (including all kitchen appliances). A charge of $25.00 for each unreturned key (including mailbox key) will be incurred.

8. NON-REFUNDABLE REDECORATING FEE: In addition to the rent and the security deposit provided for herein, Resident agrees to pay a one-time, non-refundable redecorating fee as a charge for painting the premises upon the premises being vacated by Resident, the amount of which is set for the herein above. This fee covers light painting of the premises and does not waive the Resident's liability for painting charges in the event the apartment requires extensive repainting due to Resident's damage. This fee in no way releases Resident from the obligation of leaving the premises in as good condition as when received by Resident, reasonable use and wear excepted.

                                     Resident Initials: ST   PT
                                                        --   --

9. SECURITY DEPOSIT: Resident agrees to pay to the landlord at the time Resident applies for the Apartment, a security deposit, the amount of which is set forth herein above, for Resident's fulfillment of the terms and conditions of this Agreement. This Security Deposit shall be returned to the resident upon the expiration of the term of this Lease Agreement, pursuant to the terms and conditions stated in the Security Deposit Agreement executed by the Landlord and Resident and attached hereto, and by reference incorporated into and made a part of this Lease Agreement. This security deposit will not at any time be considered rent except at the option of Landlord (for example, upon default by Resident). In the event of a breach by the Resident of any of the terms and conditions of this Lease Agreement, the security deposit shall be retained by the Landlord, as liquidated damages, but the retention of the security deposit by the Landlord shall in no way be interpreted as preventing the Landlord from obtaining damages for breach of this Lease Agreement in any other appropriate legal action.


A) Retention of Security Deposit Funds.

Landlord hereby declares and gives notice that all monies taken as security deposits are:

      Not commingled with the funds of the general apartment bank but are
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maintained in a separate interest bearing account for the benefit of the residents. Accordingly, all security deposits will accrue interest at the rate of 5% per annum.

  X   Not commingled with the funds of the general apartment hank account but
-----
are maintained in a separate NON-interest hearing account for the benefit of the residents. Accordingly, all security deposits will NOT accrue interest.


REFUNDS OF SECURITY DEPOSIT: Landlord agrees to refund the Security Deposit upon satisfaction of all of the following conditions:

1. The entire premises must he completely vacated by Resident on or before the date specified in the required written 60-day notice of cancellation of Resident's lease from Resident to Landlord.

2. Expiration of the term of the Lease, or cancellation of the Lease in accordance with the express provisions thereof.

3. Payment by Resident of all money required tinder the Lease, up to and including the date of expiration or cancellation of the term of the Lease, or up to and including the final day of the notice period.

4. Thorough cleaning of the premises, including but not limited to the kitchen appliances (refrigerator, oven, range, dishwasher), baths, closets, storage areas, patios/balconies, garages, etc., so as to be in the same condition as on the commencement date of the terms of the Lease, normal wear and tear excepted.

5. An absence of defects in or damage to the premises, whether caused by Resident, pets, or otherwise, unless included on the written list of damages and defects as set out in Lease Agreement.

6. Observance and performance by Resident of all of the other covenants and obligations of Resident under the Lease, from the date of commencement of the Lease up to and including the date of expiration or cancellation of the term of the Lease, or up to and including the final day of the Lease, or up to and including the final day of the notice period.

7. Observance and performance by Resident of all rules and regulations pertaining to Resident under the Lease, including, without limitation, those rules and regulations pertaining to pets.

8. PROVISION BY RESIDENT TO FULFILL LEASE AND GIVE TO LANDLORD SIXTY DAYS WRITTEN NOTICE failure to provide a full sixty-days notice of intent to vacate shall result in the Resident being charged for the balance of the notice period an amount based on the daily pro-rated rental amount, such amount not to exceed one mouth's rent. Such charge shall be considered liquidated damages under this lease agreement.

9. Provision by Resident to Landlord in writing of Resident's forwarding address.

B)   Said Florida Statue reads as follows:
FOR FLORIDA ONLY:

1. "Upon the vacating of the premises for termination of the lease, if the landlord does not intend to impose a claim on the security deposit, the landlord shall have 15 days to return the security deposit together with interest if otherwise required, or the landlord shall have 30 days to give the Resident written notice by certified mail to the Resident's last known mailing address of his ocher intention to impose a claim on the deposit and the reason for imposing the claim. The notice shall contain a statement in substantially the following form: This is a notice of my intention to impose a claim for damages in the amount of ______ upon your security deposit, due to _____. It is sent to you as required by 83.49 (3), Florida Statutes. You are hereby notified that you must object in writing to this deduction from your security deposit within 15 days from the time you receive this notice or I will be authorized to deduct my claim from your security deposit. Your objection must be sent to (Landlord's address). If the landlord fails to give the required notice within the 30 day period, he or she forfeits the right to impose a claim upon the security deposit." If the resident fails to give 7 days written notice of intention to vacate, the Landlord is relieved of his obligation to send a notice to impose claim on deposit.

2. Unless the resident objects to the imposition of the Landlord's claim or the amount thereof within 30 days after receipt of the landlord's notice of intention to impose a claim, the Landlord may then deduct the amount of his claim arid shall remit the balance of the deposit to the Resident within 30 days at icr the date of the notice of intention to impose a claim for damages.

3. "If either party institutes tin action in a court of competent jurisdiction to adjudicate his right to the see deposit, the prevailing party is entitled to receive his court costs plus a reasonable fee for his attorney. The court shall advance the cause on the calendar."


                                     Resident Initials: ST   PT
                                                        --   --

10. INSPECTION: RESIDENT SHALL HAVE 24 HOURS after occupancy of Apartment to examine the Apartment and its contents. Unless Resident notifies Landlord on the MOVE-IN INSPECTION form to the contrary, Resident is conclusively deemed to have: (a) inspected the Apartment and its contents; (b) to have found the same in good condition; and (c) waived inspection and repair of the Apartment and its contents by Landlord and its representative(s). Resident shall use reasonable diligence to care for and maintain the Apartment. Resident may not make any alterations the Apartment, its appliances and its Common areas and facilities without written consent of Landlord. Further, no holes shall be drilled into the wa11s, woodwork, or floors. No antennas or wall telephones shall be installed; and no locks shall hr changed, except as permitted by law or with Landlord's prior written permission. Resident shall not remove any fixtures, equipment and/or furnishings provided as an incident of the Apartment for any purpose. When moving out, Resident agrees to surrender the Apartment in the same condition as when received, wear excepted. In the event Resident has a waterbed or other water-filled furniture, Resident agrees to comply with all applicable laws and to take full responsibility for damages that may result from said waterbed or other water-filled furniture. Landlord will not withhold consent to the installation or maintenance of a waterbed on the premises by Resident, provided that: (a) applicable building codes are not violated; and
(b) Resident carries, during the full term of lease, flotation betiding system insurance (as is required by law) in an amount of $100,000.00. Any catch insurance policy shall name the Landlord as loss payee. Resident shall provide a copy of any such insurance policy to Landlord, which shall become a part of Resident's permanent lease file. Resident agrees to make maintenance checks at proper intervals on smoke alarms located in the Apartment and to report any and all defects in writing to Landlord immediately. In the event hot water, heating, air conditioning, plumbing or other equipment shall need repair, and Resident does not notify landlord in writing of the needed repair or for any reason that it beyond the control of Landlord any such utilities require reduction or cut off, the Landlord shall not be liable for any damage arising out of Landlord's failure to furnish such services.

11. DELAY IN DELIVERY OF POSSESSION: Landlord shall not be responsible for any damages or consequences suffered by Resident as a result of Landlord's inability to timely deliver possession of the Apartment to the Resident on the anticipated date set forth in the Lease. In such an event, however, the rent payable hereunder shall be abated until Landlord tenders possession to Resident. Additionally, any delay in delivering possession of the Apartment to Resident shall not extend the term or expiration date of the Lease.

12. NOTICE REQUIREMENTS: Unless weather Lease Agreement is signed by both parties, or unless there is a written notice of termination given by either party at least 60 days prior to the stated expiration date of Lease, upon its stated expiration date, will automatically be renewed on a month-to-mouth basis at market rate plus $200.00. Either party may terminate this resulting month-to-month lease by delivering written notice to the other party at least 30 days before the desired termination date. For purpose of this lease, market rate is defined as the monthly rental rate that Landlord is offering prospective Residents for similarly situated apartment units.

13. EARLY TERMINATION CLAUSE: If Resident finds it necessary to terminate this agreement prior to its expiration date or for reasons other than provided for by law, then Resident by law may use the following procedure: (a) Resident will give Landlord written notice at least sixty (60) days prior to the next rent payment due date; (b) Pay rent through the cancellation date selected: (c) Deliver keys the day moving out; (d) Pay in addition to the foregoing, an amount equal to two months rent as stated us Section 5 prior to mowing out; (e) Pay a re-rental fee of $200.00; (f) Leave the premises in good condition when moving out, and (g) Repay all concessions. But, if Resident does not move out on or before the cancellation date stated in the notice, then, at the election of Landlord, such notice shall lapse and become ineffective to so terminate this Agreement, and the Resident shall be responsible for all rent loss, redecorating and administrative expenses incurred by the Landlord as well as any other expenses resulting from the breach of the Lease Agreement.

14. LIQUIDATED DAMAGES BREAKING LEASE: If Resident elects to terminate or cancel the Lease prior to the expiration of the full term without following the required procedures as outlined in paragraph 12 hereinabove, Landlord retains all remedies for non-compliance with the Lease, and Resident shall he liable for liquidated damages for non-compliance in an amount of money equal to three months of rental payments. Any prior resident or occupant that leaves the apartment community while still owing money to the landlord or landlord who has been evicted from the property is not permitted to return to the property. Any such person shall be considered unauthorized and the resident that permits the presence of such person shall he in material violation of the lease agreement.

15. SOLDIERS' AND SAILORS' CIVIL RELIEF ACT: Residents that are inactive members of the military who are called to active duty or who enter the military service subsequent to signing this lease agreement may terminate this lease without penalty under the following conditions:

a. Resident must provide written notice to Landlord of termination date. Such date will effective thirty days after the first date on which the next rental payment it due and payable subsequent to the date when such notice is delivered
or mailed. b.   Resident shall pay rent through the termination date in a
timely fashion.

This clause does not apply to those Residents that are active military service members or to those Residents that have signed this lease after mobilization orders have been received.

16. ABANDONED PROPERTY: By signing this lease agreement, the resident agrees that upon surrender or abandonment, AS PROVIDED IN FLORIDA STATUTE 83.67, the Landlord shall not be liable or responsible for storage or disposition of the resident's personal property.

17. FAILURE TO VACATE AFTER NOTICE: If Resident gives written notice of intention to vacate the Apartment and fails to completely vacate prior to the expiration of the notice and if Resident otherwise continues in possession of the written premises after the termination of the Lease without the permission of landlord then the Resident's truancy shall be considered a tenancy at sufferance. Resident shall be liable, in addition to all other damages provided for under the lease, or Florida law, for double the daily rental bated on a proration of the monthly rental amount provided for in the lease for each day Resident continues in possession of the apartment after the date the Resident was to vacate.


                                     Resident Initials: ST   PT
                                                        --   --

18. ENVIRONMENTAL CONDITIONS: Resident acknowledges that the apartment is located in Florida which has a climate conducive to the growth of mold and mildew, and that it is necessary to provide proper ventilation and humidification of the apartment to retard or prevent the growth of mold and mildew. Resident agrees to be responsible for properly ventilating and dehumidifying the apartment and the contents to retard and prevent mold and mildew and that the Landlord shall not be responsible for damage to the apartment or the personal property of the Resident for damages caused by mold and mildew.

19. REIMBURSEMENT BY RESIDENT: Resident shall promptly reimburse and indemnify Landlord for all damages, expenses, costs and attorneys' fees incurred by Landlord as a result of the negligence or actions of Resident and/or Resident's guests at the Apartment or the common areas and Community facilities. Landlord's failure or delay in demanding damage reimbursements, returned check charges, or other sums owed by Resident to Landlord shall not be deemed a waiver thereof; and Landlord may demand same at any time, including move-Out. Resident shall take good care of the Apartment anti Landlord's appliances and furnishings therein and shall maintain them in good order and condition, ordinary wear and tear excepted. Landlord may repair, at the expense of Resident, all damages or injury to the Apartment resulting from the misuse or negligence of Resident, a member of Residents family, or other persons in the Apartment or on the Community premises with Resident's consent. IT IS UNDERSTOOD AND AGREED THAT LANDLORD MAY, UPON TERMINATION OF THE LEASE, DEDUCT DAMAGE REIMBURSEMENTS, UTILITIES CHARGES, LATE PAYMENT CHARGES AND/OR RETURNED CHECK CHARGES, ANY UNPAID RENT, OR ANY PORTIONS THEREOF FROM RESIDENT SECURITY DEPOSIT, WITHOUT WAIVER OF ANY OTHER RIGHTS OR REMEDIES OF LANDLORD IN ACCORDANCE WITH THE TERMS OF THIS LEASE.

20. LANDLORD'S LIABILITY: Landlord, Manager and their representatives, agents and employees, shall not be responsible for any injuries, claims, deaths, damages, or losses to persons or property caused by third parties car by criminal acts, fire, water, rain, acts of God, smoke, explosions, sonic booms or other causes not absolutely within the direct and sole control of Landlord, Manager and/or their representatives, agents and employees. Resident represents and acknowledges that Landlord, Manager and their representatives, agents and employees are not insurers. Resident shall obtain any insurance deemed necessary by Resident to protect Resident for personal injury and property loss or damage occurring on, in or near the Apartment. Landlord does not insure or guarantee that crime will not occur and it not furnishing and does not undertake to finish any protection, security, or guard service and Resident will take whatever steps or measures are deemed necessary by Resident for Resident's personal security.

21. DAMAGE OR DESTRUCTION OF PREMISES: In the event of damage or destruction to the premises by fire, water, or oilier hazard, or in the event of malfunction of equipment or utilities, Resident shall immediately notify Landlord. If the damages are such that occupancy of the premises as a whole can be continued, Landlord shall make repairs as needed with reasonable promptness and rent shall not abate during the period of such repairs. If the damages to the premises resulted from the wrongful or negligent acts of Resident or Resident's guests, Landlord may pursue all of its remedies against Resident provided under Florida law. If, in Landlord's opinion, the premises are so damaged or destroyed, other than by the wrongful or negligent acts of the Resident, so as to substantially impair Resident's enjoyment of the premises, the Lease may be terminated by either Landlord or Resident, in which event Resident shall immediately vacate the promises. In the event the premises are damaged or destroyed so as to substantially impair Resident's enjoyment of the premises due to wrongful or negligent acts of Resident, landlord may: (a) terminate the Lease and Resident shall immediately vacate the premises: or (b) continue the Lease in full force and effect and require Resident to accept a comparable apartment unit in the Apartment Community for the remaining term of the Lease. Under (b) above, all the terms and provisions of this Lease shall apply to Resident's new unit and Resident shall move to the new unit upon Landlord's request.

22. DAMAGE TO PERSONAL PROPERTY: Any property of any kind belonging to the Resident which shall be brought upon the apartment grounds during the term of this Lease Agreement, or any continuation thereof, shall be at the complete and sole risk of the Resident, and it shall be the sole responsibility of the Resident to obtain the necessary insurance to protect such property. Anything in the Lease Agreement to the contrary notwithstanding the Landlord shall not he responsible for any loss tar damage to such personal property, including contents in the apartment, caused by or due to fire, theft or otherwise. When used in this Lease Agreement, the team "casualty" means any sudden, unexpected or unusual event arising from human or natural causes, including riot or civil commotion, action of the public enemy, action of the elements, or other agency not within the control of the Landlord.

23. RIGHT OF ENTRY: Landlord shall have the right to enter upon the premises at any time for the preservation of the premises. Landlord also shall have the right to enter upon the premises: (a) to inspect the premises; (b) to make necessary or agreed repairs, decorations, alterations or improvements; (c) to supply agreed services; (d) to show the dwelling unit to prospective or actual purchasers, mortgagees, workmen or contractors: or (c) for any reasonable business purpose connected with the operation of the Apartment Community.

24. SUBLETTING OR SUCCESSORS: Resident may not sublet the Apartment nor may Resident assign the Lease. The terms and conditions contained in this Lease shall apply to Landlord, Resident and their respective heirs, executors, administrators, personal representatives, successors and assigns.

25. BREACH OF LEASE AGREEMENT: Resident shall be in breach of the Lease Agreement and Landlord shall have all rights provided under State Law and also the right to terminate the Lease Agreement, resume possession, retain the Security deposit and recover all damages resulting from such breaches if: (a) any rent required by the Lease Agreement is not being paid by Resident when due; (b) the Resident in any other manner fails to perform any of the terms or conditions of the Lease Agreement, including any terms or conditions of the Community Code together with any responsibilities set by state law; (c) if Resident becomes a debtor under Bankruptcy or other insolvency laws; or (d) the premises leased hereafter shall he abandoned or vacated prior to the expiration of the term of this Lease Agreement. Landlord's retention of Resident's security deposit and/or termination of the Lease Agreement shall not act as limitation on Landlord's right to all damages resulting from Resident's breach of the Lease Agreement. Upon a breach by resident, all rent due or to become due in the future shall immediately without demand or notice become due and payable. Resident shall not interfere with Landlord in the performance of their duties, nor shall resident make any threats to any management personnel. Violation of this provision shall he considered a material breach of the lease entitling Landlord to terminate the Resident's right of occupancy.

                                     Resident Initials: ST   PT
                                                        --   --

26. GUESTS: Resident may have a live-in guest for a period no longer than 14 days during a calendar year. Should guest(s) remain longer than 14 calendar days, they shall be required, with Landlord's approval, to become party to the Lease Agreement. In the event the Resident's guest does not have Landlord's approval they shall vacate immediately. In the sole discretion, the Landlord may request any guest or invitee of the Resident to leave the apartment community if the landlord believes, in its sole opinion, the guest or invitee is creating a nuisance.

27. SEVERABILITY: If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term, then it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision that is illegal, invalid or unenforceable, there shall be added as a part of this Lease a clause or provision as similar in terms or effect to such legal, invalid or unenforceable clause or provision as maybe possible, valid and enforceable.

28. ATTORNEY'S FEES: If any action is brought to enforce the provisions of this Lease to recover damages arising out of a party's breach of any provisions of this Lease, the prevailing party may recover reasonable court casts, including attorney's fees, from the non-prevailing party.

29. RADON GAS: Radon gas is a naturally occurring gas that, when accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed state guidelines have been found in buildings in Florida. Additional information regarding radon testing may be obtained from your county public health unit. This disclosure statement notification is in compliance with Florida Statute Section 404.056(8).

30. PETS: No pets will be kept for any period of time on the premises unless specifically consented to in writing by the Landlord. Additionally, the Resident shall comply with all rules and regulations contained herein.

Subject to the conditions stated herein, Landlord grants permission to Resident to keep, in Resident's apartment only, the pet described below with the following terms and conditions:

A.   The pet is as N/A, which is approximately N/A pounds.
                   ---                         ---

B. The pet(s) is/are generally described by the following breed, height, and physical identifying characteristics:

                                  No Pet                        .
     -----------------------------------------------------------

C. Resident represents and warrants that the above-described pet has been properly licensed and inoculated as required by local law. Resident agrees to maintain such licensing and inoculation of the pet and to furnish thereof promptly, upon request.

D. The pet shall he kept on a leash at all times when outside the apartment and inside the apartment community.

E. Resident has paid Landlord the pet deposit amount act forth hereinabove and an additional non-refundable fee securing Resident's performance under this Lease Agreement,

F. In addition, the non-refundable pet fee, Landlord may deduct from the pet deposit and the security deposit, as stated under the Lease Agreement, all costs and expenses incurred by Landlord in repairing all damages caused by the pet and any other damages resulting from a default of the Lease Agreement.

G. Resident shall ensure that the pet does not, at any time, disturb any other resident of the apartment community. If, in the landlord's sole opinion and discretion, the pet has disturbed or is disturbing any resident or has caused or is causing damage to the apartment or the apartment community, then Resident shall be legally notified. Resident shall have (7) seven days from the receipt of the notice to cure the problem. Upon any recurrence of the problem or improper activity, Resident shall permanently remove the pet from the apartment and community within (7) days of written request. Resident's payment for damage caused by the pet shall not entitle the Resident to keep the pet. Resident's failure to permanently remove the pet as provided above or failure to comply with all other terms of this Lease Agreement shall constitute a default permitting termination of the Lease Agreement.

H. Except the pet described above, Resident shall not keep any pet in the apartment or within the apartment community. Resident agrees that there will be no visiting pets in the apartment.

I. Resident's failure to comply with the terms and provisions of this Lease Agreement or violation of arty representation or assurance contained in the Lease Agreement shall constitute a default permitting termination of the Lease Agreement.

J. Pet Policy: Two indoor pets per apartment, not to exceed 80 lbs. and 17 inches in height.

K. Landlord reserves the right to request written verification of height and weight of the pet from a licensed veterinarian.

31. UTILITY: The Landlord shall pay for pest control, The Resident shall pay for all other utilities and applicable sales taxes in connection with the payments under this Lease Agreement, and for any use assessment now in effect or put into effect by any appropriate governmental authority.

32. PARKING: The Landlord reserves the sole responsibility and authority for the designation, assignment and use of parking space. All Residents shall display in the back or front window, the ZOM inspection-parking sticker, identifying their vehicle.

33. PATIO/BALCONY BBQ: Due to the city, county and state fire codes and regulations, the use of, or storage of gas grills and their fuel containers is prohibited on the property. Any resident in violation of this policy will be subject to fines imposed by both Landlord and the city, county or state.

                                     Resident Initials: ST   PT
                                                        --   --

34. GARAGE/CARPORT: Landlord, Inc., grants permission to resident to occupy garage/carport number N/A.
                      ---
In consideration for paying a monthly rental amount set forth here in shove for the term of the Lease Agreement, Resident is subject to the following terms:

A. Landlord assumes no responsibility for personal belongings stored within the garage.

B. Resident is responsible for the electronic door opener. The deposit will be refunded if door opener is returned upon move-out and in operable condition.

C. Resident is responsible for the maintenance and care of time fixtures inside time garage and may not remove them for any reason.

D. Resident it responsible for all damages and agrees to reimburse Landlord for all such damages.

E. The garage door shall be closed at all times with the exception of entering or exiting the garage.

F. Landlord reserves the right of entry into garage for inspection, repair, alteration or other reasonable business purpose connected with the operation of the property.

     Description of Vehicle:                 Year: 2001
                                                   ----

     Make: Volvo                             Color: Silver
           -----                                    ------

     Model: V40                              Tag #: 714-CGH
            ---                                     -------


35. RECREATION FACILITIES: The landlord has provided recreation facilities and areas for the use of Residents and their guests. In order that these facilities be used for the benefit of everyone and be properly maintained, serviced and operated with safety, the Landlord will establish from time to time, schedules and appropriate regulations for the use of each such facility.

IN CONSIDERATION of being permitted to use the recreational facilities, including the fitness center, I hereby;

A. Assume all risks in connection with the use of the Recreational Facilities, including the use by any friends and/or guests;

B. Release Landlord and its agent from liability for any injury or damage which may occur to me or my guests in the use of the Recreation Facilities. including all risks connected therewith, whether foreseen or unforeseen; and

C. Agree to hold harmless Landlord and its agent from any claim by me or my legal representative, family, estate, heirs or assigns arising out of the use of the Recreational Facilities.

D. Agree to accompany all guests and children under 18 years old to the Recreational Facilities.

36. SMOKING: In the event that the Resident or guest of the Resident or occupants of the premises, which are the subject of the Lease Agreement smoke cigarettes, cigars, burn candles which emit soot, or engage in any other activity which could result in particles which cause staining of walls, carpets, or other portions of the premises; damage to the duct work which could require duct cleaning by professionals; or a persistent odor in the unit that necessitates the removal of carpet and padding despite an apparent cleanly appearance that could result its a substantial cost being incurred by the Landlord to bring the premises hack into the original condition then Resident and Landlord agree that such damage occasioned by smoke are to he considered extraordinary damage beyond normal wear and tear and the responsibility of the Resident to rectify prior to vacating the premises. Measures which are necessitated by the Landlord beyond normal steam cleaning of carpet and one coat painting of the premises are to he considered extraordinary damages. Any duct cleaning necessitated because of smell and concentrated nicotine build up are damages that are beyond normal wear and tear. Thus, any such costs incurred by the Landlord in bringing the premises back to the original condition shall be deducted from time security deposit arid if it exceeds the amount of security deposit, it shall become the responsibility of the Resident. Damages beyond nominal wear and tear due to smoke or nicotine damage are to be determined at the sole discretion of the Landlord. Once again, the responsibility of bringing the apartment to a condition where the existence of nicotine and the smell of smoke is the responsibility of the Resident.

37. PACKAGE ACCEPTANCE: We arc happy to accept packages and express mail for our residents. The resident shall not hold Landlord or any Agent for Landlord harmless for any lost, damaged or undelivered packages. Landlord and its Agents will act in good faith to accept and store packages at their office, landlord shall reserve the right to cancel this service at any time should the service no longer become a benefit to the property.

38. COUNTERPARTS: This Lease is executed in duplicate, with one copy to be furnished to Resident and the other copy to be retained by Landlord.

39. GENERAL: NO ORAL AGREEMENTS have been entered into individually, jointly, or as agent for a Corporation with respect to this Lease. This Lease shall not be modified except by an instrument in writing signed lay Resident and an officer or authorized agent of Landlord. In the event of more than one Resident, each Resident is jointly and severally liable for each provision of the Lease. heels Resident states that he or she is of legal age to enter into a binding lease for lodging. All obligations hereunder are to be in the State of Florida, and this Lease shall he governed by and construed in accordance with Florida Law. Time is of essence of this Lease.

                                     Resident Initials: ST   PT
                                                        --   --

40. INSURANCE: Because your personal possessions mean more to you than to anyone else, we want to urge you to protect your belongings with some type of renter's insurance. A renter's policy would insure your possessions against fire, theft, and other claims. In addition, you would be protected against any lawsuit or liability claim from your landlord, guest, and visitors.

We are sure you would much rather pay a reasonable premium annually for this type of insurance than run the risk of a possible lawsuit that could amount to thousands of dollars. Please contact an insurance company to receive further information.


   We strongly recommend that all residents purchase Renter's insurance.


    I presently have renter's coverage with
---                                         ----------------------------------

 X  I do not have coverage at this tame. I realize that I am personally
---
responsible for all damages to my apartment caused by any family, guest, or visitor. I will personally and financially assume that responsibility.


41. WASHER AND DRYER: The following washer and dryer remain property of Landlord and routine maintenance of these items will be provided by Landlord. Any damages to these items, however, caused by neglect or misuse will be repaired/replaced at Resident's expenses. The rent will begin on date of installation amid run for term of the Lease Agreement.


   Washer and Dryer
   (Washer Model Whirlpool   Ser. # n/a)
                 ---------          ---
   (Dryer Model Whirlpool   Ser. # n/a)
                ---------          ---

42.   ANTENNA AND DBS SATELLITE DISH:

A. That Resident is allowed to install a video Antenna device or DBS Satellite Dish, hereinafter collectively referred to as a "Dish". In accordance with the Federal Communications Commission (FCC) rules governing Over-time-Air-Reception-Devices (OTARD), the Dish must be one meter or less in diameter. "Diameter" is the distance measured across the widest part of a Dish or any other video antenna device. One meter is the equivalent of three (3) feet and three (3) inches, or a total of thirty-nine (39) inches.

B. That in accordance with Section 207 of the Telecommunications Act of 1996 and the FCC'S (OTARD) Rules governing the Resident's right to install a Dish within the leasehold of a leased apartment unit, the Dish must only he installed on a balcony, balcony railing, terrace or patio that is completely within the premises being leased. Resident is not permitted to install the Dish on outside walls, outside windowsills, roofs, common area balconies, common area stairways or other common areas.

C. That the Dish must he secured in such a manner that it will not become dislodged. Resident is not permitted to use or cause to be used any permanent adhesives or other such materials during the installation and securing of the Dish. Resident is not permitted to drill or cause the drilling of holes into outside walls, roofs, balcony railings, glass or any other locations for the purpose of securing the Dish, or for bringing the cable from the Dish into the apartment unit. Resident shall not cause or allow damage to the apartment during installation, operation or removal of the Dish.

D. That the Dish must meet the technical requirements of having a clear, unobstructed view of the Southwestern sky. This is required to receive the signals necessary for viewing television programming. Resident must not hang the Dish or any other antenna device outside of a window, or attach any type of device causing the Dish to extend beyond or to be affixed outside of the balcony, porch or balcony railing area for the purpose of positioning time Dish to receive a clear, unobstructed view of the Southwestern sky.

E. That in compliance with the FCC's (OTARD) Rules, the Landlord advocates that Resident have the Dish installed by a professional installer. Such installation requires the use of removable devices that will not cause damage to the premises such as a C-clamp, tripod or similar devices, or devices weighted by sand, water or other like substances. Such installation should also include the USC of a Flat link or Glass Link cable as the connecting device that will permit the closing of doors and windows, while at the same time permitting transmission of the video signal. These installation devices, securing devices and cable links can be purchased at local DBS satellite retail stores.

F. That in accordance with FCC rules and regulations regarding the illegal use of inside cable wiring and signal leakage, and in accordance with the compliance restrictions imposed by the property's current video (cable) operator, Resident must not connect or cause to he connected, the cable extending from the Dish or Dish set top receiver to any existing cable outlets or external cable access boxes in the apartment or elsewhere on the premises. Resident understands the only connection permitted is directly from the Dish to the Dish receiver, to a television.


                                     Resident Initials: ST   PT
                                                        --   --

G. That Landlord reserves the right to inspect the Dish at any time, and to direct Resident to correct any condition that is in violation of FCC rules and regulations or that is unsafe and causing or may reasonably be anticipated to cause damage or injury to the premises or Residents, or that violates any applicable provision of law or this Lease. Resident agrees Landlord may exercise the right to take any such remedial action itself, including removal of the Dish if its installation or use is in violation of FCC rules and regulations or this lease. Resident agrees Landlord may take such action without written or verbal consent from Resident. Landlord agrees that upon such removal, it shall return the Dish and its appurtenances to Resident upon removing said Dish.

H. That Resident agrees the Dish and its appurtenances shall he installed, operated, and maintained in compliance with 47 C.F.R. SS 1.4000 and time terms of the FCC's Second Report and Order in CS Docket No. 96.83. FCC 98-273; all other applicable FCC rules; all applicable safety codes and regulations including building rules; all applicable zoning ordinances and regulations; and any other applicable federal, state or local law at all times.

I. That this lease shall upon removal of the Dish from the Premises or termination of the Lease. That this lease shall also terminate if the applicable FCC's OTARD Rule is repealed or amended in a manner that permits landlord to require resident to remove the Dish and Landlord in fact so requires. Resident's obligations to indemnify Landlord against claims arising while this lease was in force, and Resident's liability for the cost of any repairs to the premises shall survive termination of this Lease Agreement.

J. Resident hereby agrees to indemnify and hold harmless landlord, agents, assigns, successors and employees of the Owner in the event any third party should bring an action far personal or property damage against time Landlord for damages caused by reason of the installation, operation or removal of the Dish. Such indemnification includes but is not limited to, attorney's fees and costs incurred by time Landlord in defending any such action.

K. Unless otherwise expressly provided herein, all provisions of the Lease Agreement shall be governed by the terms of the Lease.


43. CRIME-FREE LIVING: In consideration of the execution or renewal of the apartment identified in the Lease Agreement, Landlord and Resident agree as follows:

The Resident, any member of the Resident's household, or a guest or other person under the Resident's control shall not engage in criminal activity, including drug-related criminal activity, on or near project premises. "Drug-related criminal activity" means the illegal manufacture, sale, distribution, use, or possession with intent to manufacture, sell, distribute, or use, of a controlled substance (as defined in section 102 of the Controlled Substances act (21 U.S.C. 102).


A. Resident, any member of the Resident's household, a guest or other person under the Resident's control shall not engage in or facilitate criminal activity on or near the property including but not limited to, violent criminal activity or drug-related criminal activity.

B. Resident or members of the household shall not permit the dwelling unit to be used for, or to facilitate criminal activity, including bust not limited to violent criminal activity or drug-related criminal activity, regardless of whether the individual engaging in such activity is a member of the household or a guest.

C. "Violent Criminal Activity" means any felonious criminal activity that lass a one of its elements the use, attempted use, or threatened use of physical force against the person or property of another. "Drug Related Criminal Activity" means the illegal manufacture, sales, distribution or use, or possession with the intent to manufacture, sell, distribute or use, of a controlled substance (as defines in Section 102 of the Controlled Substances
Act).

D. Resident, any member of the Resident's household, a guest or other person affiliated in any way with the Resident, shall not engage in any illegal activity including prostitution, criminal Street gang activity, threats or intimidation, assault, including, but not limited to the unlawful possession or discharge of firearms, or illegal weapons on or near the premises, or any other violation of the criminal statutes of the State of Florida or any breach of the lease agreement that otherwise jeopardizes the health, safety and welfare of the landlord, their agent, other tenant, or guest or that which involves imminent or actual serious property damage.

E. One or more violations of this clause constitutes a substantial violation of the lease and a material noncompliance with the lease for which the Resident shall not be given time opportunity to cure. Any such violation is grounds for termination of tenancy and eviction from the unit. Proof of violation shall be by a preponderance of evidence, unless otherwise provided by law.

F. In case of any conflict between the provisions of this clause and any other provisions of this lease, then provisions at this clause shall govern.

44. WAIVER OF JURY TRIAL: Failure of Landlord to insist upon strict, timely compliance by Resident with any term(s) of limit agreement, including payment of rent, shall not amount to nor be construed as nor otherwise constitute a waiver by Landlord of landlord's right thereafter to insist upon strict and timely compliance by Resident of any arid all terms and conditions of this agreement, including, without limitation, any team(s) that my not have been enforced strictly by the landlord previously. Acceptance by the Landlord after knowledge of any breach of this lease by the Resident shall not be a waiver of the Landlord's right nor construed as an election by the Landlord not to be enforced the provisions of this lease pursuant to such a breach. The Resident hereby waives Resident's right to demand a jury trial in any cause of action arising between Landlord and Resident concerning this contract.


                                     Resident Initials: ST   PT
                                                        --   --

45. NO SECURITY SERVICES: The Landlord shall not provide nor does the Landlord have any duty to provide for Resident, security services for the protection of the Resident or the Resident's property. The Resident hereby acknowledges that he understands the foregoing, and the Resident shall look solely to the law enforcement agencies of the courtly or municipality in which the Apartment is located for his protection. It is agreed and understood that the Landlord shall not be liable to Resident for any damages, injuries or wrongs sustained by other, or property of same for criminal or wrongful acts of Landlord, its representative(s), agent(s), employee(s), or any other person(s) or entity(ies) that may cause harm to Resident resulting from a tortuous, criminal or wrongful act by same. In the event that time Landlord elects to hire a security service to patrol and/or monitor the Apartment Community and common areas, it is understood and agreed that said services are provided exclusively for the protection of the Landlord's property and in no way whatsoever shall it be intended or construed as a waiver by the Landlord of the foregoing, nor in tiny way whatsoever shall it he construed as creating a duty of the Landlord to protect the Resident.

                                     Resident Initials: ST   PT
                                                        --   --

                              COMMUNITY CODE


The Community Code agreed to in this Agreement or subsequently promulgated by landlord is a part of this Lease Agreement, and the provisions conditions thereof are assented to by the Resident, who agrees to abide by them. Landlord shall have right to modify, amend, or add to time provisions of the Community Code whenever, in its opinion it is necessary or advisable to do so for the purpose of safety, economy, preservation, or cleanliness in the operation and maintenance of the apartment community, or for the safety, comfort, convenience or welfare of the residents.

This Community Code is referred to within the Lease Agreement and made apart thereof. Any breach of this Community Code by resident or guest will he deemed to be a material breach of the Lease Agreement.


A. PUBLIC AREAS: The sidewalks, entrances, driveways, courtyards, vestibules, stairways, corridors, parking areas and all other public areas for the sole purpose of providing Residents with ingress and egress to their apartments, and these areas cannot be obstructed in any manner by anyone. This would include garbage cans, supplies, shopping carts, carriages, scooters, bicycles, play wagons, etc., owned by the Resident, his guests or agent If such articles are left in any public areas, the Landlord may remove them. Bicycles must be kept and stored only in those areas designated by the Landlord for their storage.

B. PRIVATE AREAS: Residents shall maintain and clean all patios and other areas, which arc reserved for the resident's private use.

C. LOCKS AND KEYS: The Resident will be given one set of apartment and mailbox keys. These keys, together with any and all duplicates, made by the Resident during the tenancy of his residency, must be returned to the Landlord upon vacation of the apartment. No lock may be changed or added to any exterior door without the written consent of the Landlord. There is a charge for replacing any lost keys or for providing of any extra keys to the Resident. The Landlord must retain a passkey to each apartment and mailbox.

D. SPEED LIMIT: The speed limit throughout the apartment community and all appurtenant parking cress is 12 MPH for all types of vehicles.

E. PARKING: The Resident shall park only in those areas designated for parking. The Resident must furthermore insure that all of his/her visitors and agents comply with any and all parking designations promulgated by tile Landlord. Only passenger vehicles of ordinary size with current tags and inspection stickers may be parked in the parking areas designated for the Resident, unless the Resident shall secure time written permission of the landlord to park other vehicles or items therein. Landlord shall have the right to designate parking areas and/cit spaces for all vehicles, including without limitation to boats, traitor, vans, campers, trucks, cycles, and motorbikes. No vehicle maintenance may he performed upon the apartment grounds without securing the written permission of the Landlord. Parking spaces are on a first come, first serve basis.

F.   TOWING: Any vehicle left or abandoned upon the apartment grounds for seven
(7) days without removing the same, may he removed at the Residents expense, unless the Resident shall have notified the Landlord in advance in writing and shall have secured written permission from the Landlord to leave time same. Furthermore, if applicable, any vehicle parked in an unauthorized parking space, or appearing inoperable to Landlord, e.g., due to flat tires, removal of parts or expired tags, may also be removed at the Resident's expense. Resident, for itself and its guests, agrees that any violations of the foregoing rules subject the vehicle, motorcycle or other vehicles to be towed without notice at Resident's or Resident's guest's expense. Landlord, its representatives, agents and employees shall not be liable for any damages arising as a result of towing. Further, Resident shall indemnify Landlord and its representatives, agents and employees for any liability that may he imposed on themes a result of any improper towing.

G. TERRACES, WINDOWS AND ENTRANCE DOORS: Awnings or other projections may not be attached to the outside walls over terraces, windows or entrance doors; nor shall any terrace, window or entrance door be used for shaking dust mops, beating rugs, drying laundry or draping any articles. Furthermore, cigarettes, trash, or other material must mint he thrown front any terrace, window or entrance door. Special entrance door appurtenances or adornments and interior shades for screened terraces may not be installed without the written consent of the Landlord. No signage any kind may be hung at any window or door in a manner that makes it visible from the exterior of the apartment building. No external antennas, satellite dishes or clotheslines will be erected on any terraces, windows or porches. The installment of aluminum foil on either the inside of the outside of any windows in the apartment building is prohibited. Only those window coverings applied by the Landlord shall be allowed to be seen from outside tile building. The Resident must not leave windows open during periods of rains or high winds. For any fault or carelessness in these respects, the Resident shall promptly make good all injury or damage sustained by the Landlord and other residents.

H. PLUMBING FIXTITRES: The most modem fixtures have been installed in the apartment; however, no plumbing fixture is made to dispose of sweepings, matches, rugs, and other similar materials. No plumbing fixture shall he used for such a purpose. Any damages resulting from the misuse of any plumbing fixture shall be borne by the Resident who causes it, and paid for as an additional rental payment in the next subsequent month.

I. WATERBEDS: The use of any type of waterbed is expressly prohibited unless an insurance policy in the amount of $100,000 is provided to the Landlord. This policy must name the apartment community as a beneficiary and cover any and all damages carried by or related to the waterbed.

J. ELECTRIC LIGHT BULBS: Each apartment is completely furnished with light bulbs at the time the Resident takes possession. Thereafter, the expense of any replacement bulbs, necessary or required, will be borne by the Resident.


                                     Resident Initials: ST   PT
                                                        --   --

K. REFUSE, TRASH AND CLEANLINESS: All garbage, refuse, and other types of waste shall be placed its the garbage receptacles provided for the Resident's use by the Landlord. No trash or other waste is to be thrown out the grounds around these containers, or around the community. The Resident is to clean and to keep his apartment, together with all the fixtures herein, in a clean, sightly and sanitary condition.

L. SOLICITING: Any soliciting within time apartment building is absolutely forbidden. Should a solicitor appear, please notify the Property Director so that appropriate action may be taken.

M. WEAPONS: Residents and/or guests are prohibited from walking around the community with any kind of firearm or other dangerous/potentially lethal weapon other than to transport same between their apartment and automobile via time most direct route and iii the most expeditious manner.

N. MAINTENANCE: Service calls are performed during normal working hours on weekdays except in cases of bona fide emergencies. All service calls must he reported by the Resident to the Property Director or other agent. They may be reported by telephone, written message or in person. Maintenance technicians employed by the Landlord are not authorized to take any individual calls before clearing such request through the office. Service Calls are performed on a first come; first serve basis with priority given to these requests that would constitute a hazard or discomfort to the Resident. In reporting any maintenance discrepancy, the Resident shall inform the Landlord as to time presence of any pet located within this apartment unit. If such pet is known to be unfriendly, it is the Resident's responsibility to inform the Landlord of this effect and to lock the pet in a room other than where the maintenance is to be performed.

O. AIR-CONDITIONER FILTERS: The Resident is responsible for the periodic checking of air conditioner filter within his apartment. Damaged or dirty filters will be changed by the Landlord upon notification by the Resident to the Property Director of the necessity of such changing. Any neglect or omission in performing this periodic inspection by the Resident, which results in the damage or destruction of an air-conditioner unit, will result in all liability therefore to be assessed against the resident.

P. LANDING LIGHTS: House lights are provided outside of each apartment door. The bulbs for these fixtures may not be removed, loosened or substituted with any other type of bulb by the Resident. The tampering with these light fixtures by the Resident could result in liability being assessed against the Resident for any accident caused by the non-operational capability of any such lighting fixture.

Q. CAR WASHING: The Resident may use the designated car wash area for the purpose of washing his motor vehicle provided that the Resident does not park his vehicle on any lawn area or otherwise block any type of traffic flow during such washing. The water outlet is to he securely turned off after such use. The Landlord reserves the right to revoke this privilege to any and all Residents if such privilege is abused.

R. SWIMMING POOL REGULATIONS: Due to the strict regulations maintained by the State health Department with regards to time operation swimming pools the following regulations must be adhered to or the swimming facility will be closed to all apartment Residents:

I. All swimmers will use the pool facilities at their own risk. The landlord assumes no liability in the case of an accident.

II. No one is permitted to enter time pool unless all body oil or suntan lotions have been removed.

III. Anyone having skin disease, inflamed eyes, a cold, nasal or ear discharge, open blisters, cuts or skin abrasions or a communicable disease is not permitted to use the pool facility.

IV. Proper bathing suits must he worn while utihi7intg the swimming pool itself or the surrounding area. Bathing attire shall conform to standards applied by state parks. No cutoffs, jeans or other attire other than swim trunks or bathing suits manufactured specifically for swimwear will he permitted. (No thong bathing suits or diapers).

V. Spitting, spouting of water and nose blowing is strictly prohibited in the pool.

VI.   Animals of any nature are not permitted within the pool area.

VII. Glassware, bottles or any such fragile items are strictly prohibited within the pool area.

VIII. Food or preparation of food is strictly prohibited within the pool area.

IX.   Running and loud or boisterous conduct are not permitted.

X. All guests and any individual under the age of eighteen must he accompanied by their Resident-sponsor.

XI. The pool may be closed at any time without notice because of necessary maintenance, repairs or inclement weather.

XII. Residents and guests are strictly prohibited from removing any of the chairs, chaise lounges, tables or other removable eqtsipntetrt from the pool area.

S. PROPER WEARING ATTIRE: This Resident, his guests or agents, within the confines of public recreational areas within the apartment community, must maintain a certain minimum standard of dress. (No thong bathing suits.) On the tennis courts, appropriate tennis wear is required at all times. The use of proper tennis shoes is required at all times when utilizing the tennis courts. In the recreational room, the standard of dress will be casual; however, shoes and shirts will be required at all times.

T. LAUNDRY ROOMS: Where the Landlord has provided laundry facilities for the Residents use these are to be used during the hours of operation set by landlord. In some cases, all electrical power to the laundry facility will he shut off and doors locked and burglar systems activated at the closing time.

U. MOVING DAMAGE~ The Resident will he responsible for all damage done as a direct or proximate result of the Resident moving into or out of his apartment unit. This liability will extend not only to the apartment units themselves, but also to any damage done to any external or exterior portions of the apartment community. Move-in or move-out will only he accomplished between the hours of 7:00 a.m. to 11:00 p.m.


                                     Resident Initials: ST   PT
                                                        --   --

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V.   NOTICE: The Landlord may, from time to time, amend or change any of the
Community Codes applicable to the standard of conduct to be exercised in the apartment community by giving written notice to the Resident pursuant to the terms and conditions set forth in the Lease Agreement governing such notices.

W. WAIVER: A failure of the landlord to insist upon strict performance of any of these rules stud regulations contained herein shall not be deemed to be a waiver of any of the rights or remedies the Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms of these Community Code.

X. INTERPRETATION: The Landlord's interpretation of these Community Codes, and the Landlord's decisions based upon thereon, shall he final and conclusive.

Y. NOISE: Modern construction and equipment have been used throughout in order to make the apartments as quiet as possible. Loud and boisterous noise or any other objectionable behavior by any Resident or guests is not permitted. Good judgment and thoughtfullness for others must be used in the playing of musical instruments, stereos, television sets and all other instruments creating an audible sound as well as with the operation of W/D and vacuums. The operation of these instruments is permitted provided that their noise level is adjusted so at to be audible only in the apartment in which it is located. Any audible standards are severely increased between the hours of 10:00 o'clock p.m. and the following 8:00 o'clock a.m.

IN WITNESS WHEREOF, Landlord has caused this Lease Agreement to he executed by its duly authorized agent, and Resident has executed this Agreement on the day and year first above written.


Landlord, by its agent,
ZOM Residential Services, Inc.

By: /s/ Unreadable                     Resident: /s/ Susan Taylor
    -------------------------------              ------------------------------

Date: 8/8/02                           Date: 8/8/02
      -----------------------------          ----------------------------------

                                       Resident: /s/ Paul Taylor
                                                 ------------------------------

                                       Date: 8/8/02
                                             ----------------------------------

                                       Resident:
                                                 ------------------------------

                                       Date:
                                             ----------------------------------

                                       Resident:
                                                 ------------------------------

                                       Date:
                                             ----------------------------------

                                 -13-

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